Fees Summary	Sep. 02, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 49,041,667.38
Previously Paid Amount	5,938.30
Total Fee Amount	6,772.65
Total Offset Amount	0.00
Net Fee	$ 834.35